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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(B)(2) [_]

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------

                    Heritage Property Investment Trust, Inc.
               (Exact name of obligor as specified in its charter)

          Maryland                                                04-3474810
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


     131 Dartmouth Street
          Boston, MA                                                02116
(Address of principal executive offices)                          (Zip Code)

                            -------------------------

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                Heritage Property Investment Limited Partnership
              (Exact name of guarantor as specified in its charter)

          Delaware                                                04-3474811
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


      131 Dartmouth Street
          Boston, MA                                                02116
(Address of principal executive offices)                          (Zip Code)

                            ------------------------

                      Bradley Operating Limited Partnership
              (Exact name of guarantor as specified in its charter)

          Delaware                                                04-3306041
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


      131 Dartmouth Street
          Boston, MA                                                02116
(Address of principal executive offices)                          (Zip Code)

                             -----------------------

                              4.50% Notes Due 2009
                     Guarantees of the 4.50% Notes Due 2009
                       (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

            1.   Comptroller of the Currency, Washington D.C.

            2.   Federal Deposit Insurance Corporation, Washington, D.C.

            3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

       (b)  Whether it is authorized to exercise corporate trust powers.

             Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

       Not  Applicable






*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.


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ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

       1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

       2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

       3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

       4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

       5.   Not applicable.

       6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

       7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

       8.   Not applicable.

       9.   Not applicable.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 23rd day of December, 2004.

                                         LASALLE BANK NATIONAL ASSOCIATION


By: /s/JOHN W. PORTER
  -------------------------------
  John W. Porter
  Vice President


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CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2004

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                      RCFD
  1. Cash and balances due from depository institutions (from Schedule RC-A):               ----
     a. Noninterest-bearing balances and currency and coin (1)                               0081      1,617,795            1.a
     b. Interest-bearing balances (2)                                                        0071         17,868            1.b
  2. Securities:
     a. Held-to-maturity securities (from Schedule RC-B, column A)                           1754        112,879            2.a
     b. Available-for-sale securities (from Schedule RC-B, column D)                         1773     19,132,076            2.b
  3. Federal funds sold and securities purchased under agreements to resell
     a. Federal funds sold in domestic offices                                               B987      1,384,310            3.a
     b. Securitites purchased under agreements to resell (3)                                 B989         72,124            3.b
  4. Loans and lease financing receivables (from schedule RC-C)
     a. Loans and leases held for sale                                                       5369        550,959            4.a
     b. Loans and leases, net of unearned income           B528   35,541,659
     c. LESS: Allowance for loan and lease losses          3123      673,205                                                4.c
     d. Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c)                                 B529     34,868,454            4.d
  5. Trading assets (from Schedule RC-D)                                                     3545        397,518            5.
  6. Premises and fixed assets (including capitalized leases)                                2145        277,181            6.
  7. Other real estate owned (from Schedule RC-M)                                            2150         16,025            7.
  8. Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)                                                                          2130              0            8.
  9. Customers' liability to this bank on acceptances outstanding                            2155         22,446            9.
 10. Intangible assets (from Schedule RC-M)
     a. Goodwill                                                                             3163        181,613           10.a
     b. Other Intangible assets                                                              0426            642           10.b
 11. Other assets (from Schedule RC-F)                                                       2160      3,068,898           11.
 12. Total assets (sum of items 1 through 11)                                                2170     61,720,788           12.

-------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securites resale agreements in domestic and foreign offices, regardless of maturity.

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SCHEDULE RC - CONTINUED

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                              RCON
    a. In domestic offices (sum of totals of                                               ----
       columns A and C from Schedule RC-E, part I)                                         2200          29,385,449     13.a
                                                          RCON
                                                          -----
        (1) Noninterest-bearing (1)                       6631     7,020,336                                          13.a.1
        (2) Interest-bearing                              6636    22,365,113                                          13.a.2
                                                                                           RCFN
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from                 ----
       Schedule RC-E, part II)                                                             2200           8,000,220     13.b
                                                          RCFN
                                                          -----
        (1) Noninterest-bearing                           6631             0                                          13.b.1
        (2) Interest-bearing                              6636     8,000,220                                          13.b.2
                                                                                           RCON
14. Federal funds purchased and securities sold under agreements to repurchase:            ----
    a. Federal funds purchased in domestic offices (2)                                     B993           2,050,891     14.a
                                                                                           RCFD
                                                                                           ----
    b. Securities sold under agreements to repurchase (3)                                  B995           2,683,667     14.b
15. Trading liabilities (from Schedule RC-D)                                               3548             181,999     15


16. Other borrowed money (includes mortgage indebtedness and obligations under             3190          10,137,494     16
    capitalized leases): From schedule RC-M

17. Not applicable.
18. Bank's liability on acceptances executed and outstanding                               2920              22,446     18.
19. Subordinated notes and debentures (4)                                                  3200             540,000     19.
20. Other liabilities (from Schedule RC-G)                                                 2930           3,373,423     20.
21. Total liabilities (sum of items 13 through 20)                                         2948          56,375,589     21.
22. Minority Interest in consolidated subsidiaries                                         3000              66,347     22.

EQUITY CAPITAL
                                                                                           RCFD
                                                                                           ----
23. Perpetual preferred stock and related surplus                                          3838             500,000     23.
24. Common stock                                                                           3230              41,234     24.
25. Surplus (exclude all surplus related to preferred stock)                               3839           2,010,375     25.
26. a. Retained Earnings                                                                   3632           2,391,174     26.a
    b. Accumulated Other Comprehensive income.(5)                                          B530             336,069     26.b
27. Other Equity capital components (6)                                                    3284                   0     27.
28. Total equity capital (sum of items 23 through 27)                                      3210           5,278,852     28.
29. Total liabilities, minority interest, and equity capital (sum of
    items 21, 22, and 28)                                                                  3300          61,720,788     29.

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the
    statement below that best describes the most
    comprehensive level of auditing work performed                                         RCFD          Number
    for the bank by independent                                                            ----          ------
    external auditors as of any date during 2001                                           6724           N/A            M.1

1 =  Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank conducted in
     with generally accepted auditing standards by a certified        accordance with generally accepted auditing standards
     public accounting firm which submits a report on the bank        by a certified accounting firm. (may be required
2 =  Independent audit of the bank's parent holding company           by state chartering authority)
     conducted in accordance with generally accepted auditing     5 = Directors' examination of the bank performed by other
     standards by a certified public accounting firm which            external auditors (may be required by state chartering
     submits a report on the consolidated holding company (but        authority)
     not on the bank separately)                                  6 = Review of the bank's financial statements by external
3 =  Attestation on bank managements assertion on the                 Auditors
     effectiveness of the banks internal control over             7 = Compilation of the bank's financial statements by
     financial reporting by a certified public accounting             external auditors
     firm with generally accepted auditing standards              8 = Other audit procedures (excluding tax preparation
     by a certified public accounting firm                            work)
                                                                  9 = No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."
(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership plan shares.